UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22021
The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Agnes Mullady
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Healthcare & WellnessRx Trust
Annual Report — December 31, 2010

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010.
Investment Performance
     For the year ended December 31, 2010, The Gabelli Healthcare & WellnessRx Trust’s (the “Fund”) net asset value (“NAV”) total return was 9.2% and the total return for the Fund’s publicly traded shares was 5.7%, compared with gains of 2.9% and 14.1% for the S&P 500 Health Care Index and the S&P 500 Consumer Staples Index, respectively.
     On December 31, 2010, the Fund’s NAV per share was $8.47, while the price of the Fund’s publicly traded shares closed at $7.08 on the New York Stock Exchange (“NYSE”).
Sincerely yours,

Agnes Mullady
President
February 25, 2011
Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

				Since
				Inception
	Quarter	1 Year	2 Year	(06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	9.43%	9.15%	16.79%	2.06%
Investment Total Return (c)	10.62	5.67	18.88	(2.95)
S&P 500 Index	10.76	15.08	20.64	(2.83	)(d)
S&P 500 Health Care Index	3.64	2.90	10.98	(1.26)
S&P 500 Consumer Staples Index	6.11	14.11	14.50	5.48

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $8.00.

(d)	From June 30, 2007, the date closest to the Fund’s inception for which data is available.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2010:

Food	25.9%
Health Care Equipment and Supplies	15.8%
Pharmaceuticals	15.5%
Health Care Providers and Services	12.2%
Food and Staples Retailing	9.5%
Beverages	7.1%
U.S. Government Obligations	6.1%
Biotechnology	2.7%
Computer Software and Services	2.7%
Consumer Services and Supplies	0.9%
Capital Goods	0.8%
Household and Personal Products	0.8%

100.0%

     The Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Update to the By-Laws of The Gabelli Healthcare & WellnessRx Trust
     On December 3, 2010, the Board of Trustees of the Fund approved and adopted the Amended and Restated By-Laws of the Fund (the “December 2010 Amendments”). The December 2010 Amendments were effective as of December 3, 2010. The December 2010 Amendments set out the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, and additional trustee qualifications that must be met, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders. On February 16, 2011, the Board of Trustees of the Fund approved and adopted the Third Amended and Restated Declaration of Trust of the Fund and Second Amended and Restated By-Laws of the Fund (the “February 2011 Amendments). The February 2011 Amendments were effective as of February 16, 2011. The February 2011 Amendments clarify certain provisions of the governing documents.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 93.9%
	Beverages — 7.1%
35,000	Dr Pepper Snapple Group Inc.	$914,769	$1,230,600
12,000	Hansen Natural Corp.†	412,587	627,360
46,000	ITO EN Ltd.	888,494	764,873
15,000	Morinaga Milk Industry Co. Ltd.	48,287	63,555
350,000	Parmalat SpA	944,922	958,802
22,000	Peet’s Coffee & Tea Inc.†	847,156	918,280
10,000	PepsiCo Inc.	648,904	653,300
25,000	The Coca-Cola Co.	1,347,432	1,644,250
400,000	Vitasoy International Holdings Ltd.	234,646	333,471

		6,287,197	7,194,491

	Biotechnology — 2.7%
10,000	Acorda Therapeutics Inc.†	300,606	272,600
8,000	Biogen Idec Inc.†	374,546	536,400
7,000	Cephalon Inc.†	492,219	432,040
8,000	Crucell NV†	268,389	252,295
22,000	Crucell NV, ADR†	675,974	688,380
17,000	Gilead Sciences Inc.†	711,161	616,080

		2,822,895	2,797,795

	Capital Goods — 0.8%
6,000	Baldor Electric Co.	379,800	378,240
5,000	Bucyrus International Inc.	446,647	447,000

		826,447	825,240

	Computer Software and Services — 2.7%
60,000	McAfee Inc.†	2,836,910	2,778,600

	Consumer Services and Supplies — 0.9%
25,000	Weight Watchers International Inc.	840,614	937,250

	Food — 25.9%
30,000	Campbell Soup Co.	1,051,407	1,042,500
30,000	Danone	1,863,689	1,884,997
52,000	Dean Foods Co.†	873,021	459,680
50,000	Del Monte Foods Co.	503,345	940,000
80,000	Dole Food Co. Inc.†	866,552	1,080,800
30,000	Flowers Foods Inc.	657,458	807,300
45,000	General Mills Inc.	1,315,478	1,601,550
20,000	H.J. Heinz Co.	855,165	989,200
24,100	Inventure Foods Inc.†	97,879	104,353
25,000	Kellogg Co.	1,263,183	1,277,000
16,000	Kerry Group plc, Cl. A	419,845	532,813
110,000	Kikkoman Corp.	1,292,882	1,232,910
40,000	Kraft Foods Inc., Cl. A	1,163,767	1,260,400
74,000	Lifeway Foods Inc.†	750,596	706,700
10,000	MEIJI Holdings Co. Ltd.	433,330	452,026
42,000	Nestlé SA	1,758,030	2,459,358
6,000	Rock Field Co. Ltd.	81,896	94,223
120,000	Sara Lee Corp.	1,661,383	2,101,200
200,000	Smart Balance Inc.†	1,186,517	866,000
62,000	The Hain Celestial Group Inc.†	1,444,927	1,677,720
24,000	The J.M. Smucker Co.	1,307,314	1,575,600
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	281,623
44,000	Wimm-Bill-Dann Foods OJSC, ADR	397,009	1,450,680
56,000	YAKULT HONSHA Co. Ltd.	1,454,640	1,613,302

		22,875,921	26,491,935

	Food and Staples Retailing — 9.5%
62,000	CVS Caremark Corp.	2,085,588	2,155,740
25,000	Ingles Markets Inc., Cl. A	374,303	480,000
55,000	Safeway Inc.	1,120,632	1,236,950
50,000	SUPERVALU Inc.	948,511	481,500
40,000	The Kroger Co.	852,218	894,400
40,000	United Natural Foods Inc.†	1,339,920	1,467,200
21,000	Walgreen Co.	709,267	818,160
43,000	Whole Foods Market Inc.†	1,102,154	2,175,370

		8,532,593	9,709,320

	Health Care Equipment and Supplies — 15.8%
30,000	American Medical Systems Holdings Inc.†	559,210	565,800
18,000	Baxter International Inc.	952,520	911,160
19,000	Beckman Coulter Inc.	1,114,126	1,429,370
8,000	Becton, Dickinson and Co.	530,993	676,160
45,000	Boston Scientific Corp.†	412,984	340,650
36,000	Covidien plc	1,418,568	1,643,760
33,000	Cutera Inc.†	362,481	273,570
4,000	Exactech Inc.†	75,462	75,280
30,000	Greatbatch Inc.†	719,309	724,500
9,400	Henry Schein Inc.†	418,608	577,066
35,000	Hologic Inc.†	603,664	658,700
11,000	ICU Medical Inc.†	401,687	401,500
30,000	Immucor Inc.†	576,767	594,900
12,000	IRIS International Inc.†	111,243	122,760
16,000	Kinetic Concepts Inc.†	839,863	670,080
5,000	Medical Action Industries Inc.†	89,640	47,900
12,000	Medtronic Inc.	604,076	445,080
550,000	Northstar Neuroscience Inc.†	0	16,500
35,000	Orthofix International NV†	1,028,943	1,015,000
45,000	Q-Med AB	493,726	510,174
22,000	Rochester Medical Corp.†	220,200	240,240
35,000	St. Jude Medical Inc.†	1,380,891	1,496,250
4,000	Stryker Corp.	197,260	214,800
25,000	Thermo Fisher Scientific Inc.†	1,164,522	1,384,000
46,200	Vascular Solutions Inc.†	400,583	541,464
10,000	Zimmer Holdings Inc.†	560,785	536,800

		15,238,111	16,113,464

	Health Care Providers and Services — 12.2%
20,000	Aetna Inc.	877,801	610,200
19,000	Alere Inc.†	416,343	695,400
10,000	Amedisys Inc.†	368,946	335,000
32,000	AmerisourceBergen Corp.	809,091	1,091,840
6,000	Chemed Corp.	290,940	381,060
20,000	CIGNA Corp.	620,145	733,200
5,000	Community Health Systems Inc.†	149,493	186,850
310,000	Continucare Corp.†	910,875	1,450,800
14,000	Express Scripts Inc.†	366,996	756,700
38,000	Genoptix Inc.†	1,119,104	722,760
30,000	Healthways Inc.†	681,813	334,800
23,000	McKesson Corp.	1,314,652	1,618,740
30,000	Medco Health Solutions Inc.†	1,362,389	1,838,100
20,250	Owens & Minor Inc.	501,559	595,957
14,000	PSS World Medical Inc.†	219,891	316,400
22,000	UnitedHealth Group Inc.	759,712	794,420

		10,769,750	12,462,227

	Household and Personal Products — 0.8%
14,000	Alberto-Culver Co.	521,350	518,560
10,000	Avon Products Inc.	291,651	290,600

		813,001	809,160

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Pharmaceuticals — 15.5%
28,000	Abbott Laboratories	$1,466,069	$1,341,480
1,000	Allergan Inc.	70,890	68,670
30,000	Bristol-Myers Squibb Co.	774,373	794,400
183,976	Cypress Bioscience Inc.†	1,121,295	1,192,164
25,000	Inspire Pharmaceuticals Inc.†	101,275	210,000
36,500	Johnson & Johnson	2,147,509	2,257,525
170,000	King Pharmaceuticals Inc.†	2,359,936	2,388,500
37,000	Mead Johnson Nutrition Co.	1,481,758	2,303,250
37,000	Merck & Co. Inc.	1,188,303	1,333,480
50,000	Mylan Inc.†	714,413	1,056,500
35,000	Pain Therapeutics Inc.†	225,922	236,250
30,000	Pfizer Inc.	527,385	525,300
20,000	Teva Pharmaceutical Industries Ltd., ADR	924,841	1,042,600
20,000	Watson Pharmaceuticals Inc.†	741,806	1,033,000

		13,845,775	15,783,119

	TOTAL COMMON STOCKS	85,689,214	95,902,601

	WARRANTS — 0.0%
	Health Care Equipment and Supplies — 0.0%
80,907	Radient Pharmaceutical Corp., expire 03/05/11† (a)	148,405	21,045

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.1%
$6,270,000	U.S. Treasury Bill,
	0.170%††, 04/21/11	6,266,802	6,267,649

TOTAL INVESTMENTS — 100.0%		$92,104,421	102,191,295

Other Assets and Liabilities (Net)			(751,475)

PREFERRED STOCK (1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON SHARES (8,431,401 common shares outstanding)			$71,439,820

NET ASSET VALUE PER COMMON SHARE ($71,439,820 ÷8,431,401 shares outstanding)			$8.47

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of the fair valued security amounted to $21,045 or 0.02% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

OJSC	Open Joint Stock Company

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	83.1%	$84,916,453
Europe	11.2	11,423,859
Japan	4.1	4,220,889
Latin America	1.0	1,015,000
Asia/Pacific	0.6	615,094

Total Investments	100.0%	$102,191,295

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (cost $92,104,421)	$102,191,295
Cash	689
Receivable for investments sold	2,483
Dividends and interest receivable	123,478
Deferred offering expense	121,590
Prepaid expense	3,319

Total Assets	102,442,854

Liabilities:
Payable for investments purchased	668,702
Payable for Fund shares repurchased	58,058
Distributions payable	24,000
Payable for investment advisory fees	85,632
Payable for payroll expenses	25,609
Payable for accounting fees	7,500
Payable for shareholder communications expenses	100,932
Other accrued expenses	32,601

Total Liabilities	1,003,034

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value 1,200,000 shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$71,439,820

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$64,114,277
Accumulated net realized loss on investments and foreign currency transactions	(2,765,825)
Net unrealized appreciation on investments	10,086,874
Net unrealized appreciation on foreign currency translations	4,494

Net Assets	$71,439,820

Net Asset Value per Common Share: ($71,439,820 ÷ 8,431,401 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$8.47

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $11,357)	$956,586
Interest	12,152

Total Investment Income	968,738

Expenses:
Investment advisory fees	774,825
Shareholder communications expenses	210,200
Payroll expenses	104,594
Legal and audit fees	86,437
Trustees’ fees	66,204
Shareholder services fees	59,348
Accounting fees	45,000
Custodian fees	8,153
Miscellaneous expenses	49,777

Total Expenses	1,404,538

Net Investment Loss	(435,800)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	1,568,735
Net realized loss on foreign currency transactions	(1,184)

Net realized gain on investments and foreign currency transactions	1,567,551

Net change in unrealized appreciation:
on investments	6,808,290
on foreign currency translations	3,949

Net change in unrealized appreciation on investments and foreign currency translations	6,812,239

Net Realized and Unrealized Gain/(Loss) on Investments, and Foreign Currency	8,379,790

Net Increase in Net Assets Resulting from Operations	7,943,990

Total Distributions to Preferred Shareholders	(633,600)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$7,310,390

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment loss	$(435,800)	$(409,073)
Net realized gain/(loss) on investments and foreign currency transactions	1,567,551	(2,117,813)
Net change in unrealized appreciation on investments and foreign currency translations	6,812,239	15,655,171

Net Increase in Net Assets Resulting from Operations	7,943,990	13,128,285

Distributions to Preferred Shareholders:
Net investment income	(633,600)	—

Total Distributions to Preferred Shareholders	(633,600)	—

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	7,310,390	13,128,285

Fund Share Transactions:
Net decrease from repurchase of common shares	(293,456)	—
Offering costs for preferred shares charged to paid-in capital	(1,326,936)	—

Net Decrease in Net Assets from Fund Share Transactions	(1,620,392)	—

Net Increase in Net Assets Attributable to Common Shareholders	5,689,998	13,128,285

Net Assets Attributable to Common Shareholders:
Beginning of period	65,749,822	52,621,537

End of period (including undistributed net investment income of $0 and $0, respectively)	$71,439,820	$65,749,822

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended December 31,
				Period Ended
	2010	2009	2008	December 31, 2007 (c)
Operating Performance:
Net asset value, beginning of period	$7.76	$6.21	$8.03	$8.00

Net investment income/(loss)	(0.05)	(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.98	1.60	(1.70)	0.06

Total from investment operations	0.93	1.55	(1.77)	0.08

Distributions to Preferred Shareholders: (a)
Net investment income	(0.07)	—	—	—

Total distributions to preferred shareholders	(0.07)	—	—	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.86	1.55	(1.77)	0.08

Distributions to Common Shareholders:
Net investment income	—	—	(0.01)	(0.01)
Net realized short-term gain	—	—	(0.04)	(0.04)

Total distributions to common shareholders	—	—	(0.05)	(0.05)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01	—	—	—
Offering costs for preferred shares charged to paid-in capital	(0.16)	—	—	—

Total fund share transactions	(0.15)	—	—	—

Net Asset Value Attributable to Common Shareholders, End of Period	$8.47	$7.76	$6.21	$8.03

NAV total return †	9.15%	24.96%	(22.03)%	1.00%

Market value, end of period	$7.08	$6.70	$5.01	$7.09

Investment total return††	5.67%	33.73%	(28.63)%	(10.75)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$101,440	—	—	—
Net assets attributable to common shares, end of period (in 000’s)	$71,440	$65,750	$52,622	$68,069
Ratio of net investment income/(loss) to average net assets attributable to common shares	(0.65)%	(0.72)%	(0.94)%	0.56	%(d)
Ratio of operating expenses to average net assets attributable to common shares	2.11%	2.04%	2.41%	1.97	%(d)
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.82%	—	—	—
Portfolio turnover rate	45.2%	55.7%	122.0%	26.7	%†††

Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$30,000	—	—	—
Total shares outstanding (in 000’s)	1,200	—	—	—
Liquidation preference per share	$25.00	—	—	—
Average market value (b)	$25.35	—	—	—
Asset coverage per share	$84.53	—	—	—
Asset coverage	338%	—	—	—

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	Based on weekly prices.

(c)	The Gabelli Healthcare & WellnessRx Trust commenced investment operations on June 28, 2007.

(d)	Annualized.
See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.
     The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries.
     The Fund will invest a significant portion of its assets in companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 - Quoted Prices*	$95,902,601
Level 2 - Other Significant Observable Inputs*	6,288,694

Total	$102,191,295

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations and Warrants. Please refer to the SOI for the industry classifications of these portfolio holdings.
     The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
     There were no Level 3 investments held at December 31, 2010 or December 31, 2009.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the year ended December 31, 2010, the Fund held no investments in options.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2010, the Fund held no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
     Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the year ended December 31, 2010, the Fund did not hold any investments in Acquired Funds.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted or illiquid securities at December 31, 2010.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were neither custodian fee credits earned nor such interest expense incurred during the year ended December 31, 2010.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, a write-off of the current year net operating loss, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated distributions in excess of net investment income by $1,069,400 and decrease accumulated net realized loss on investments and foreign currency transactions by $1,184, with an offsetting adjustment to paid-in capital.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
The tax character of distributions paid during the year ended December 31, 2010 was as follows:

Year Ended
December 31, 2010
Preferred
Distributions paid from:
Ordinary income	$633,600
     No distributions were made during the year ended December 31, 2009.
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,159,475)
Net unrealized appreciation on investments and foreign currency translations	9,485,018

Total	$(7,325,543)

     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,159,475 which are available to reduce future required distributions of net capital gains to shareholders. $199,277 of the loss carryforward is available through 2016; and $1,960,198 is available through 2017.
     During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $1,341,598.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses on wash sales for tax purposes.
     The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$92,710,771	$13,699,791	$(4,219,267)	$9,480,524
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $58,753 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2010, the Fund accrued $104,594 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $56,015,579 and $31,275,652, respectively.
5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2010, the Fund repurchased and retired 43,058 shares of its common stock on the open market at a cost of $293,456 and an average discount of approximately 17.27% from its NAV.
     Transactions in shares of beneficial interest were as follows:

	Year Ended
	December 31, 2010
	Shares	Amount
Net decrease from repurchase of common shares	(43,058)	$(293,456)
     During the year ended December 31, 2009, the Fund did not have any transactions in shares of beneficial interest.
     The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Shares (“Preferred Shares”). The Preferred Shares is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on 5.760% Series A Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     The Fund filed a $100 million shelf offering with the SEC that went effective June 21, 2010. The shelf offering gave the Fund the ability to offer additional common and preferred shares.
     On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of 5.760% Series A Cumulative Preferred Shares. Commencing August 20, 2015 and at any time thereafter, the Fund, at its option, may redeem the Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of the Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2010 the Fund did not repurchase any of the Preferred Shares. At December 31, 2010, 1,200,000 Preferred Shares were outstanding and accrued dividends amounted to $24,000.
6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The Gabelli Healthcare & WellnessRx Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Healthcare & WellnessRx Trust (hereafter referred to as the “Trust”) at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 28, 2011

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Healthcare & WellnessRx Trust at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee and Chief Investment Officer Age: 68	Since 2007*	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT TRUSTEES [5]:

Thomas E. Bratter Trustee Age: 71	Since 2007***	3	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—

Anthony J. Colavita Trustee Age: 75	Since 2007**	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 72	Since 2007***	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006

Vincent D. Enright Trustee Age: 67	Since 2007*	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) and until September
				2006, Director of Aphton
				Corporation (pharmaceuticals)

Robert C. Kolodny, MD Trustee Age: 66	Since 2007**	2	Physician; Principal of KBS Management LLC (investment adviser) since 2006; General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., KBS Global Opportunities, L.P. and KBS VII Limited Partnership (private investment partnerships) since 1981; Medical Director and Chairman of the Board of the Behavioral Medicine Institute since 1983	—

Anthonie C. van Ekris Trustee Age: 76	Since 2007*	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005

Salvatore J. Zizza Trustee Age: 65	Since 2007**	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology); and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert Secretary Age: 59	Since 2007	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 44	Since 2007	Vice President of other closed-end funds within the Gabelli Funds complex; Vice President of Gabelli Funds, LLC since 1996

Agnes Mullady President and Treasurer Age: 52	Since 2007	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

David I. Schachter Vice President Age: 57	Since 2007	Vice President of other closed-end funds within the Gabelli Funds complex; Vice President of Gabelli & Company, Inc. since 1999

Adam E. Tokar Assistant Vice President and Ombudsman Age: 30	Since 2007	Portfolio Administrator for GAMCO Asset Management, Inc. 2003 through 2006

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2007	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	— Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	— Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 14, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
INCOME TAX INFORMATION (Unaudited)
December 31, 2010
Historical Distribution Summary

		Short-Term
	Investment	Capital	Total
Common Shares	Income (a)	Gains (a)	Distributions
2010	—	—	—
2009	—	—	—
2008	$0.0114	$0.0386	$0.0500
2007	0.0115	0.0385	0.0500

5.760% Series A Cumulative Preferred Shares
2010	—	$0.50800	$0.50800

(a)	Taxable as ordinary income for federal tax purposes.
Cash Dividends and Distributions

		Total Amount	Ordinary
Payable	Record	Paid	Investment
Date	Date	Per Share	Income
5.760% Series A Cumulative Preferred Shares
09/27/10	09/20/10	$0.14800	$0.14800
12/27/10	12/17/10	0.36000	0.36000

		$0.50800	$0.50800

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Annual Meeting of The Gabelli Healthcare & WellnessRx Trust’s shareholders will be held on Monday, May 16, 2011 at the Greenwich Library in Greenwich, Connecticut.

TRUSTEES AND OFFICERS
THE GABELLI HEALTHCARE & WELLNESSRx TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees	Officers
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman & Chief Executive Officer,	Secretary
GAMCO Investors, Inc.
Carter W. Austin
Dr. Thomas E. Bratter	Vice President
President & Founder, John Dewey Academy
Peter D. Goldstein
Anthony J. Colavita	Chief Compliance Officer
President,
Anthony J. Colavita, P.C.	Agnes Mullady
President & Treasurer
James P. Conn
Former Managing Director &	David I. Schachter
Chief Investment Officer,	Vice President
Financial Security Assurance Holdings Ltd.
Adam E. Tokar
Vincent D. Enright	Assistant Vice President & Ombudsman
Former Senior Vice President &
Chief Financial Officer,	Investment Adviser
KeySpan Corp.	Gabelli Funds, LLC
One Corporate Center
Robert C. Kolodny, MD	Rye, New York 10580-1422
Physician, Principal of KBS Management LLC
Custodian
Anthonie C. van Ekris	The Bank of New York Mellon
Chairman, BALMAC International, Inc.
Counsel
Willkie Farr & Gallagher LLP

Salvatore J. Zizza	Transfer Agent and Registrar
Chairman, Zizza & Co., Ltd.	Computershare Trust Company, N.A.

Stock Exchange Listing

5.76%
		Common	Preferred

	NYSE–Symbol:	GRX	GRX PrA
	Shares Outstanding:	8,431,401	1,200,000
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XXGRX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRxTRUST One Corporate Center, Rye, NY 10580-1422 Phone: 800-GABELLI (800-422-3554) Fax: 914-921-5118 Internet: www.gabelli.com e-mail: closedend@gabelli.com GRX Q4/2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,400 for 2009 and $24,927 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for

2009 and $60,000 for 2010. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,250 for 2009 and $3,250 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.
The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     – Operations
     – Legal Department

     – Proxy Department
     – Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
          The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
          The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:

–	Paying greenmail

–	Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
–	Stock split

–	Stock option or other executive compensation plan

–	Finance growth of company/strengthen balance sheet

–	Aid in restructuring

–	Improve credit rating

–	Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGERS
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of Gabelli Healthcare & WellnessRx Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.
Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst upon earning an MBA from Columbia Business School. Mr. Dryer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.
Mr. Jeffrey J. Jonas, CFA joined Gabelli & Company, Inc. in 2003 as a research analyst. Prior to his appointment as Associated Portfolio Manager of the Healthcare Trust, Mr. Jonas served as co-portfolio manager of GAMCO Medical Opportunities LP. Mr. Jonas was a Presidential Scholar at Boston College where he received a BS in finance and management information systems.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2010. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
Name of Portfolio		Total		Advisory Fee	Advisory Fee
Manager or	Type of	No. of Accounts	Total	is Based on	is Based on
Team Member	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.0B	8	4.3B
	Other Pooled Investment Vehicles:	16	478.4M	14	470.6M
	Other Accounts:	1,702	14.4B	9	1.9B

2. Kevin V. Dreyer	Registered Investment Companies:	2	2.7B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1	218.8K	0	0

3. Jeff Jonas	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1	699.0K	0	0
POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.
PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI
The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.
OWNERSHIP OF SHARES IN THE FUND
Mario J. Gabelli, Kevin V. Dreyer, and Jeff Jonas owned $100,001- $500,000, $1- $10,000 and $10,001- $50,000, respectively, of shares of the Trust as of December 31, 2010.
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1	Common – N/A	Common – N/A	Common – N/A	Common – 8,474,459
07/01/10 through 07/31/10	Preferred – N/A	Preferred – N/A	Preferred – N/A	Preferred – N/A

Month #2	Common – N/A	Common – N/A	Common – N/A	Common – 8,474,459
08/01/10 through
08/31/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,200,000

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #3	Common – 4,000	Common – 6.26	Common – 4,000	Common – 8,470,459
09/01/10 through 09/30/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred – 1,200,000

Month #4	Common – 6,558	Common – 6.5175	Common – 6,558	Common – 8,463,901
10/01/10 through 10/31/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred – 1,200,000

Month #5	Common – N/A	Common – N/A	Common – N/A	Common – 8,463,901
11/01/10 through 11/30/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred – 1,200,000

Month #6	Common – 32,225	Common – 6.998	Common – 32,225	Common – 8,431,401
12/01/10 through 12/31/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred – 1,200,000

Total	Common – 42,783	Common – 6.755	Common – 42,783	N/A
	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On December 3, 2010, the Board of Trustees of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective December 3, 2010.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Executive Officer and Principal
Financial Officer
Date 3/4/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Executive Officer and Principal
Financial Officer
Date 3/4/11

*	Print the name and title of each signing officer under his or her signature.